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PROSPECTUS SUPPLEMENT
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NORTHERN INSTITUTIONAL FUNDS -- INTERNATIONAL BOND PORTFOLIO
SUPPLEMENT DATED FEBRUARY 16, 2005 TO PROSPECTUS DATED APRIL 1, 2004

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Pending Liquidation of the Northern Institutional International Bond Portfolio

The Board of Trustees has determined that it is in the best interests of the Northern Institutional International Bond Portfolio (the "Portfolio") that the Portfolio be liquidated and terminated on or about March 24, 2005 (the "Liquidation Date").

In connection with the pending liquidation, the Portfolio will discontinue accepting orders for the purchase of all classes of Portfolio shares or exchanges into the Portfolio from other Northern Institutional Funds Portfolios after the close of business on February 18, 2005.

Prior to the Liquidation Date, Portfolio shareholders may either (1) redeem
(sell) their shares or (2) exchange their shares at net asset value for shares of the same class or an equivalent class of other Portfolios of Northern Institutional Funds. Redemption and exchange orders should be submitted in the manner described in the Prospectus under "Account Policies and Other Information."

If no action is taken by a Portfolio shareholder prior to the Liquidation Date, the Portfolio will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the shareholder's interest in the net assets of the Portfolio.

It is anticipated that the Portfolio may make distributions to shareholders of certain ordinary income and/or capital gains on or before the Liquidation Date. In that event, the distributions will generally be taxable to shareholders who receive the distribution (aside from tax-exempt accounts). Also, an exchange of a shareholder's shares in the Portfolio for shares of another Northern Institutional Funds Portfolio, a redemption of the shares for cash or a liquidating distribution to the shareholder on the Liquidation Date will, in each case, generally result in capital gain or loss for the shareholder for federal income tax purposes (and for most state and local income tax purposes), based on the difference between the value received by the shareholder for the shares and the shareholder's tax basis in the shares.

Shareholders should consult their personal tax advisors concerning their particular tax situations and the impact thereon of the liquidation of the Portfolio.

The pending liquidation may be terminated and abandoned at any time before closing by action of the Board of Trustees.

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NORTHERN INSTITUTION FUNDS                        50 South LaSalle
Managed by Northern Trust                         P.O. Box 75986
                                                  Chicago, Illinois 60675-5986
                                                  800/637-1380
                                                  northerninstitutionalfunds.com